Exhibit 99.1

Nova Biosource Fuels, Inc.

- Technology developed in 2000
  - Company listed on the AMEX in May 2007 (NBF)
  - Company included in the Ardour Global, Russell (3000 and Microcap) and NASDAQ Clean Edge U.S. indexes
- Over $275 million market cap
- Strategy: Produce biodiesel from our facilities using a unique multi-feedstock input and refining process
  - High quality biodiesel and glycerin
  - Low cost, high free fatty acid (FFA) feedstock
  - Two patents filed with several others in process
- Recently acquired Clinton County, Iowa plant, 10 MGY
- Commercialization well underway, plant progress:
  - 10 MGY producing at Clinton, soybean-based
  - 40 MGY commissioning – Sanimax, Scott owners
  - 60 MGY under construction for Nova's own refinery



Clinton County Facility

Plant Build-Out Schedule (1)


250
200
150
100
50
0
Capacity (MGY)
10
110
230
2007
Clinton County
Sanimax
Scott Petroleum
Seneca
Muskogee+ TBD Site

(1) The sizes of Muskogee and the TBD site have not been finalized. Figures indicate capacity commissioned.

2

Board of Directors and Management

Management	Kenneth Hern *Chairman and CEO*	• Former President, Texaco Saudi 1981-1984 • Former Vice Chairman and Managing Director, Texaco Nigeria 1984-1989 • Former President, Texaco Brazil
	Jody Powers *COO*	• Former President Halliburton Energy Services 2000-2002 • Various positions at Halliburton for 35 years
	JD McGraw *President*	• Held President/CEO positions at several companies • Financial Advisor – advised over 150 transactions from 198-1990
	David Gullickson *VP and CFO*	• Former CFO, Vanco Energy Company and Precision Tube Holding Corp. • Earlier career as CPA with Ernst & Young LLP
	Rusty Sammons	• Vice President – Refinery Operations
Independent Directors	Charles Vignierie *Honorary Chairman*	• Founder, Kenosha Beef International (KBI) • Over 55 years experience in meat packing industry
	James L. Rainey	• Former President and CEO, Farmland Industries 1986-1991
	Robert White	• Last President of Mobil E&P US • Former Chairman & President Mobil Producing, Netherlands, Nigeria, Mobile N. Sea
	Robert Black	• Former Senior Vice President, Texaco
	Fred Zeidman	• Former Chairman, Seitel, Inc., a leading provider of geophysical expertise to the petroleum industry
	John Reiland	• CFO, StarVox Communications, Inc. • Earlier career as CPA with PriceWaterhouseCoopers LLP
	John Sinders	• Chairman of the Board for Aston Martin North America • Chairman and CFO, Sundial Arabian Capital • Director, Mercator Lines Limited and Britannia Bulk Plc

Company History

Development		Commercial Operation	Growth
Before 2006	**2006**	**2007**	**2008+**
■ Developed technology ■ Pilot plant built	■ New ownership ■ Public listing ■ Over $70 million equity raised ■ Clinton County commissioned – 10 MGY – 7 MG produced	■ Listed on AMEX, Indices: Ardour et al. ■ $55 million Convertible Notes ■ Commissioning -- Sanimax 20 MGY -- Scott **20 MGY** ■ Nova Clinton acquired, producing ■ Nova Seneca commissions --60MGY	■ Owned production (200+ MGY) – Illinois – Oklahoma – Iowa – Mississippi (1) – TBA ■ Additional plants – U.S. – International

Development Stages

- **Site prep to hook-up**
  Mechanical completion
- **Start-up/commission**
  Substantial completion
- **Finish punch list**
  Final Completion

(1) Nova has no equity stake in the facility, but has agreement to receive 50% of the 20MGY production from Scott facility at approximately the production cost. Nova has a first right of refusal to purchase the facility.

4

Global Biodiesel Market World diesel market is 345 BGY Biodiesel is a direct replacement for diesel Easily blended in diesel Most common blends: B2, B5, B20 (2%, 5%, 20%) Potential for 100% replacement Utilizes existing infrastructure No engine modifications required Compatible with existing diesel storage infrastructure Pipeline compatible Significantly lower COx & SOx emissions Several countries have incentives and mandates for biodiesel use Priced off ultra low sulfur diesel (ULSD) EIA World Energy Consumption – 2004 distillate fuel. World Diesel Market(1) 345 BGY 62 BGY 5 Other 17.9% Asia & Oceania 29.1% Europe 27.7% South America 7.3% US 18.0%  (1)

Diesel consumed largely by mass transit, trucking and regulated fleets Federal Mandates and Incentives: EPACT 1992 goal for government fleets USDA Commodity Credit EPACT 2005 Excise Tax Credit extended Biodiesel in RFS State Mandates and Incentives: 31 states provide mandates and incentives for the use of biodiesel Oklahoma – $0.20 per gallon producer credit Over 200 MGY produced in 2006 potential demand of approximately 1 BGY based on B2 blend of 2007 U.S. diesel demand (2006 U.S. petroleum diesel demand: 62 BGY) Source: National Biodiesel Board. Source: EIA. Biodiesel estimates based on blend percentages of transportation distillate fuel. Potential U.S. Biodiesel Demand(2) B20 B5 B2 US Market Overview 2006 U.S. Biodiesel Production 6 0.2 BGY 0.2 BGY 0 50 100 150 200 250 300 2001 2002 2003 2004 2005 2006 Million Gallons US Biodiesel Production(1) (1) (2)

Glycerin Biodiesel Vegetable Oil Catalyst Batch Production – Traditional Batch Model (1) : 40 Hr cycle (Most Biodiesel Produced This Way) Alcohol Recovery Neutralization Distillation Settler Evaporation Alcohol Water Wash Reactor Purification Evaporation Settler Mineral acid Fatty Acids In the US, typical process technology is ‘water-wash’, typical feedstock is soybean oil (approximately 0.1% FFA) Batch trans-esterification may handle max 0.5% FFA without acid esterification pretreatment Traditional processes may handle max 8% FFA with acid esterification pretreatment Issues with traditional processes Yield loss Waste water: high volumes to clean, treat and dispose Biodiesel quality inconsistent Glycerin quality poor National Biodiesel Board. Traditional Biodiesel Process 7 (1)

Advantages of Nova’s Refineries Patented and proprietary refining process Continuous process yields consistent quality Nova process 10 hours vs. conventional process of 40 hours Does not use water wash process History of production that exceeds ASTM 6751 Clinton: 10 MGY commercial scale facility in production since October 2006 Sanimax: 20 MGY commercial scale facility in commissioning; successfully tested to 7-8% FFA feedstock on average High quality biodiesel output Very low unconverted glycerides No sulfur – better than ULSD Lower carbon mass – reduces particulate emissions Lower phosphorous, metals and sediment concentrations 97% ‘tech-grade’ glycerin Output Process 8

Nova is a Low Cost Provider Profitable without tax subsidies Utilizes low cost feedstock, including high FFA animal fat: $0.15-$0.25 vs. $0.35-$0.39 per lb for soybean oil Process is insensitive to FFA levels Accepts off-spec palm and soybean oil Accepts over 25 different types of feedstock High yield Indifferent to feedstock type, driven by low pricing Source: Jacobsen Commentary and Market News Bulletin August. 14, 2007. Converted at an average of 8 lbs of feedstock / gallon of biodiesel. Bloomberg – US weekly average rack ultra low sulfur diesel prices excluding taxes. Historical Input Prices(1) Cents per Pound Cost / Gallon of Biodiesel(1) Animal Fats and Off Spec Product LTM High – $2.62 LTM Avg. – $2.10 Avg. Since 2000 – $1.29 Rack ULSD Price(2) 9 0 5 10 15 20 25 30 35 40 45 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 BF Tallow Soybean Oil RBD Yellow Grease Palm Oil RBD (1) (2)

Production Economics Market Prices Implied crude oil price per barrel (based on 3.5% factor) $65.00 – $67.00 Diesel Rack prices per gallon: #2(1) / ULSD(2) $ 2.28 – $ 2.36* Biodiesel wholesale price per gallon(1) (with tax incentives) $ 3.53Σ* Operating Costs Feedstock costs per pound(3) $ 0.35 – $ 0.39 $0.15 – $ 0.25 Feedstock costs per gallon(3) $ 2.80 – $ 3.12 $1.20 – $ 2.00 8#y Other costs per gallon $ 0.42 – $ 0.53 (4) $0.42 – $ 0.53 Total costs per gallon $ 3.22 – $ 3.65 $1.62 – $ 2.53 Tax Credits Federal excise tax credit: per gallon (Non-Virgin, Virgin) $0.50nv– $ 1.00v* Alternative fuel mixture credit per gallon burned $ 0.50 Capital Costs Approximate depreciation cost per gallon of production $0.07 – $ 0.08 15 yr Approximate construction cost per gallon of capacity $ 1.00 – $ 1.50 (5) $1.00 – $ 1.20/gal./yr. Approximate construction time 1 – 2 years(5) 12 – 15 months Alternate Fuels Index: August 17, 2007, US Average. Bloomberg: August 17, 2007. Jacobsen Index. Converted at an average of 8 lbs of feedstock / gallon of biodiesel. Biodiesel Bulletin. Based on industry averages, could vary. Typical Vegetable Oil Based Producer Nova 10

Visibility Towards Capacity Expansion

	Operational / Commissioning			Under Construction or Planning		
	Clinton	Sanimax	Scott Petroleum	Illinois	Oklahoma	TBA
Location	Clinton County, IA	DeForest, WI	Greenville, MS	Seneca, IL	Muskogee, OK	TBA
Capacity	10 MGY	20 MGY	20 MGY	60 MGY	20-60 MGY	60-100+ MGY
Status(1)	Completed	Commissioned	Commissioning Q4 07	Commissioning Dec 07	Commissioning Q4 08	TBA
Feedstock (Partner)	Soybean & Animal Fat	Animal Fat	Animal Fat & Fish Oil (ConAgra/Scott)	Animal Fat (Kaluzny)	Animal Fat (ConAgra)	TBA
Off-take Agreements			ConAgra	ConAgra	ConAgra	TBA
Nova Ownership	100%	0%	50%(2)	100%	100%	100%

No Nova Interest

Nova Facilities
(as of October 15, 2007)

- ▲ Operational
- ◆ Start-up/Commissioning Phase
- ● Under Construction
- ■ Pre-Construction



Sanimax
Seneca
Clinton County
Muskogee
Scott Petroleum
Corporate Office

(1) Calendar year.
(2) Nova has no equity stake in the facility, but has agreement to receive 50% of the production from Scott facility at approximately the production cost. Nova has a first right of refusal to purchase the facility.

11

World Class Strategic Partners Off-take Logistics Equipment Fabricators and Construction Management Feedstock Nova Leases Rail Cars ConAgra Handles Logistics Kaluzny Bros. Incorporated 12

Clinton County, IA 10 MGY refinery Currently producing Over 7 million gallons of high quality biodiesel produced since operations started Low FFA feedstock accepted (including some animal fats) Acquisition Overview Acquired September 28, 2007 Total consideration approximately: $11.5 million Principally uses soybean oil – will modify to accept high FFA, lower cost feedstock Potential for capacity expansion Plant employees joined as Nova employees 13

Sanimax – Deforest, WI 20 MGY refinery Start-up operations in progress Will use high FFA feedstock Successfully tested to run 7-8% FFA capacity Over 3 million gallons of biodiesel produced 14

Scott Petroleum – Greenville, MS 20 MGY refinery Commissioning Q4 2007 Will use high FFA feedstock Nova to receive 50% of production at approximately production cost Scott Petroleum distributes 30 MGY of petroleum diesel 15

Seneca – Seneca, IL 60 MGY refinery Commissioning December 2007 Will use high FFA feedstock Nova will own 100% of production 16

Growth Strategy US Strategy Complete owned facilities on schedule for additional 180 – 220 MGY capacity Seneca, IL: target commissioning – December 07 Muskogee, OK: target commissioning – Q4 08 Third plant: target commissioning – TBD Additional plans underway Actively pursuing acquisitions In discussions with additional feedstock providers International Strategy UK and Europe Latin America Southeast Asia Completed $55 million convertible notes offering Also endeavoring to raise project-based debt/mezzanine for wholly owned refineries $200 million universal shelf gives additional financial flexibility Consider JV structures Feedstock providers Fuel distributors Operational Expansion Financing Strategy 17